Financial Supplement

Financial Information
as of December 31, 2007
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only.
It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2007

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Preferred Shares (NYSE: PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

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Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2007

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Twelve Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Twelve Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments - by Country	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

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Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2007
(amounts in thousands, except per share amounts)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Assets
Investments	$3,371,348	3,602,120	3,485,673	3,563,152	$3,350,162
Cash, cash equivalents and short-term investments	1,090,155	805,132	927,324	811,951	878,775
Reinsurance premiums receivable	244,360	299,295	336,865	364,173	377,183
Accrued investment income	34,696	33,917	35,714	32,597	32,682
Reinsurance balances (prepaid and recoverable)	37,348	43,340	43,877	57,069	67,636
Deferred acquisition costs	70,508	82,602	83,078	84,538	82,610
Funds held by ceding companies	165,604	165,495	227,507	235,319	238,499
Other assets	64,731	168,279	58,544	53,162	66,020

Total assets	$5,078,750	5,200,180	5,198,582	5,201,961	$5,093,567

Liabilities
Unpaid losses and loss adjustment expenses	$2,361,038	2,363,274	2,393,672	2,411,319	$2,368,482
Unearned premiums	298,498	358,915	354,918	361,147	349,792
Debt obligations	250,000	292,840	292,840	292,840	292,840
Commissions payable	100,204	105,725	118,805	134,749	140,835
Other liabilities	70,633	75,740	47,321	64,623	83,557
Total liabilities	3,080,373	3,196,494	3,207,556	3,264,678	3,235,506

Total shareholders' equity	1,998,377	2,003,686	1,991,026	1,937,283	1,858,061

Total liabilities and shareholders' equity	$5,078,750	5,200,180	5,198,582	5,201,961	$5,093,567

Book value per common share (a)	$34.04	32.09	30.35	29.58	$28.33
(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937

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Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

Revenue
Net premiums earned	$302,012	315,726	1,173,088	$1,336,701
Net investment income	53,556	50,822	214,222	187,987
Net realized gains (losses) on investments	(94)	1,068	(2,615)	1,090
Other expense	(2,142)	(945)	(5,787)	(2,872)
Total revenue	353,332	366,671	1,378,908	1,522,906

Expenses
Net losses and LAE	145,220	174,936	655,487	760,602
Net acquisition expenses	63,938	65,638	220,330	285,923
Other underwriting expenses	18,159	16,232	74,312	71,296
Corporate expenses	7,959	7,530	29,281	24,194
Net foreign currency exchange (gains) losses	112	(277)	(2,775)	(738)
Interest expense	5,102	5,453	21,470	21,805
Total expenses	240,490	269,512	998,105	1,163,082

Income before income tax expense	112,842	97,159	380,803	359,824
Income tax expense	10,650	11,209	23,825	30,167
Net income	102,192	85,950	356,978	329,657
Preferred dividends	2,602	2,602	10,408	10,382
Net income attributable to common shareholders	$99,590	83,348	346,570	$319,275

Basic
Weighted average common shares outstanding	55,838	59,621	58,631	59,371
Basic earnings per common share	$1.78	1.40	5.91	$5.38

Diluted
Adjusted weighted average common shares outstanding	63,761	67,091	66,404	66,498
Diluted earnings per common share	$1.60	1.28	5.38	$4.96

Comprehensive income
Net income	$102,192	85,950	356,978	$329,657
Other comprehensive income (loss), net of deferred taxes	19,772	2,208	19,950	(3,571)
Comprehensive income	$121,964	88,158	376,928	$326,086

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Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Revenue
Net premiums earned	$302,012	290,310	295,918	284,848	$315,726
Net investment income	53,556	54,283	54,684	51,699	50,822
Net realized gains (losses) on investments	(94)	(864)	(1,639)	(18)	1,068
Other expense	(2,142)	(659)	(2,206)	(780)	(945)
Total revenue	353,332	343,070	346,757	335,749	366,671

Expenses
Net losses and LAE	145,220	163,923	164,431	181,913	174,936
Net acquisition expenses	63,938	51,445	56,827	48,120	65,638
Other underwriting expenses	18,159	20,757	17,617	17,779	16,232
Corporate expenses	7,959	7,404	8,491	5,427	7,530
Net foreign currency exchange (gains) losses	112	(1,429)	(1,416)	(42)	(277)
Interest expense	5,102	5,457	5,456	5,455	5,453
Total expenses	240,490	247,557	251,406	258,652	269,512

Income before income tax expense	112,842	95,513	95,351	77,097	97,159
Income tax expense	10,650	4,210	4,701	4,264	11,209
Net income	102,192	91,303	90,650	72,833	85,950
Preferred dividends	2,602	2,602	2,602	2,602	2,602
Net income attributable to common shareholders	$99,590	88,701	88,048	70,231	$83,348

Basic
Weighted average common shares outstanding	55,838	58,946	60,061	59,718	59,621
Basic earnings per common share	$1.78	1.50	1.47	1.18	$1.40

Diluted
Adjusted weighted average common shares outstanding	63,761	66,710	67,857	67,257	67,091
Diluted earnings per common share	$1.60	1.37	1.34	1.08	$1.28

Comprehensive income
Net income	$102,192	91,303	90,650	72,833	$85,950
Other comprehensive income (loss), net of deferred taxes	19,772	23,719	(32,926)	9,385	2,208
Comprehensive income	$121,964	115,022	57,724	82,218	$88,158

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Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Earnings
Basic
Net income attributable to common shareholders	$99,590	83,348	346,570	$319,275

Diluted
Net income attributable to common shareholders	99,590	83,348	346,570	319,275
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	10,408	10,382

Adjusted net income for diluted earnings per share	$102,192	85,950	356,978	$329,657

Common Shares
Basic
Weighted average common shares outstanding	55,838	59,621	58,631	59,371

Diluted
Weighted average common shares outstanding	55,838	59,621	58,631	59,371
Effect of dilutive securities:
Conversion of preferred shares	4,825	5,673	5,117	5,750
Common share options	2,817	1,666	2,439	1,300
Restricted common shares and common share units	281	131	217	77

Adjusted weighted average common shares outstanding	63,761	67,091	66,404	66,498

Earnings Per Common Share
Basic earnings per common share	$1.78	1.40	5.91	$5.38

Diluted earnings per common share	$1.60	1.28	5.38	$4.96

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Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Earnings
Basic
Net income attributable to common shareholders	$99,590	88,701	88,048	70,231	$83,348

Diluted
Net income attributable to common shareholders	99,590	88,701	88,048	70,231	83,348
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,602

Adjusted net income for diluted earnings per share	$102,192	91,303	90,650	72,833	$85,950

Common Shares
Basic
Weighted average common shares outstanding	55,838	58,946	60,061	59,718	59,621

Diluted
Weighted average common shares outstanding	55,838	58,946	60,061	59,718	59,621
Effect of dilutive securities:
Conversion of preferred shares	4,825	5,053	5,086	5,574	5,673
Common share options	2,817	2,461	2,526	1,816	1,666
Restricted common shares and common share units	281	250	184	149	131

Adjusted weighted average common shares outstanding	63,761	66,710	67,857	67,257	67,091

Earnings Per Common Share
Basic earnings per common share	$1.78	1.50	1.47	1.18	$1.40

Diluted earnings per common share	$1.60	1.37	1.34	1.08	$1.28

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Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
December 31, 2007

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of December 31, 2007			$ 1,998,377
Equity from issuance of preferred shares			(167,509)
Book value per common share			$ 1,830,868	53,780	(a)	$ 34.04

Preferred shares:
Conversion of preferred shares to common shares	0.8313		167,509	4,780	(b)	0.07

Common share options:
The Travelers Companies, Inc.	27.00		-	1,477		(0.78)
Renaissance Re Holdings, Ltd.	27.00		-	615		(0.33)

Management and directors' options	26.22	(c)	76,700	2,926		(0.36)

Directors' and officers' restricted common share units			-	633		(0.32)

Fully converted book value per common share as of December 31, 2007			$ 2,075,077	64,211		$ 32.32
(a) As of December 31, 2007 there were 53,779,914 common shares issued and outstanding.  Included in this number were 55,910 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of December 31, 2007.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $35.56, the closing share price at December 31, 2007.

See Note on Non-GAAP Financial Measures on page 1.

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Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

Net cash provided by operating activities	$99,747	66,803	443,562	$526,801

Net cash provided by (used in) investing activities	377,730	18,157	70,182	(480,023)

Net cash used in financing activities	(172,728)	(6,631)	(289,117)	(15,872)

Net increase in cash and cash equivalents	$304,749	78,329	224,627	$30,906

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Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Net cash provided by operating activities	$99,747	130,349	93,920	119,546	$66,803

Net cash provided by (used in) investing activities	377,730	(175,487)	31,092	(163,153)	18,157

Net cash used in financing activities	(172,728)	(105,807)	(6,189)	(4,393)	(6,631)

Net increase (decrease) in cash and cash equivalents	$304,749	(150,945)	118,823	(48,000)	$78,329

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Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2007				Three Months Ended December 31, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$105,581	128,660	6,794	$241,035	$91,023	173,725	10,825	$275,573

Net premiums earned	129,065	166,054	6,893	302,012	106,637	191,173	17,916	315,726

Net losses and LAE	46,133	103,961	(4,874)	145,220	41,024	128,728	5,184	174,936
Net acquisition expenses	17,603	40,470	5,865	63,938	15,122	47,692	2,824	65,638
Other underwriting expenses	9,726	7,731	702	18,159	12,245	3,535	452	16,232
Total underwriting expenses	73,462	152,162	1,693	227,317	68,391	179,955	8,460	256,806
Segment underwriting income	$55,603	13,892	5,200	74,695	$38,246	11,218	9,456	58,920

Net investment income				53,556				50,822
Net realized gains (losses) on investments				(94)				1,068
Net foreign currency exchange gains (losses)				(112)				277
Other expense				(2,142)				(945)
Corporate expenses not allocated to segments				(7,959)				(7,530)
Interest expense				(5,102)				(5,453)
Income before income tax expense				$112,842				$97,159

GAAP underwriting ratios:
Loss and LAE	35.7%	62.6%	(70.7%)	48.1%	38.5%	67.3%	28.9%	55.4%
Acquisition expense	13.6%	24.4%	85.1%	21.2%	14.2%	24.9%	15.8%	20.8%
Other underwriting expense	7.5%	4.7%	10.2%	6.0%	11.5%	1.8%	2.5%	5.1%
Combined	56.8%	91.7%	24.6%	75.3%	64.2%	94.0%	47.2%	81.3%

Statutory underwriting ratios:
Loss and LAE	35.7%	62.6%	(70.7%)	48.1%	38.5%	67.3%	28.9%	55.4%
Acquisition expense	13.4%	24.7%	86.0%	21.5%	13.7%	25.3%	13.0%	21.0%
Other underwriting expense	9.2%	6.0%	10.3%	7.5%	13.5%	2.0%	4.2%	5.9%
Combined	58.3%	93.3%	25.6%	77.1%	65.7%	94.6%	46.1%	82.3%
See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

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Platinum Underwriters Holdings, Ltd.
Segment Reporting - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2007				Twelve Months Ended December 31, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$505,010	584,605	30,192	$1,119,807	$424,929	757,675	(5,991)	$1,176,613

Net premiums earned	502,291	637,856	32,941	1,173,088	448,959	764,341	123,401	1,336,701

Net losses and LAE	195,398	444,701	15,388	655,487	145,900	522,815	91,887	760,602
Net acquisition expenses	68,351	145,969	6,010	220,330	70,905	188,717	26,301	285,923
Other underwriting expenses	42,422	29,194	2,696	74,312	39,887	27,022	4,387	71,296
Total underwriting expenses	306,171	619,864	24,094	950,129	256,692	738,554	122,575	1,117,821
Segment underwriting income	$196,120	17,992	8,847	222,959	$192,267	25,787	826	218,880

Net investment income				214,222				187,987
Net realized gains (losses) on investments				(2,615)				1,090
Net foreign currency exchange gains				2,775				738
Other expense				(5,787)				(2,872)
Corporate expenses not allocated to segments				(29,281)				(24,194)
Interest expense				(21,470)				(21,805)
Income before income tax expense				$380,803				$359,824

GAAP underwriting ratios:
Loss and LAE	38.9%	69.7%	46.7%	55.9%	32.5%	68.4%	74.5%	56.9%
Acquisition expense	13.6%	22.9%	18.2%	18.8%	15.8%	24.7%	21.3%	21.4%
Other underwriting expense	8.4%	4.6%	8.2%	6.3%	8.9%	3.5%	3.6%	5.3%
Combined	60.9%	97.2%	73.1%	81.0%	57.2%	96.6%	99.4%	83.6%

Statutory underwriting ratios:
Loss and LAE	38.9%	69.7%	46.7%	55.9%	32.5%	68.4%	74.5%	56.9%
Acquisition expense	13.7%	22.7%	21.0%	18.6%	15.6%	24.7%	275.7%	20.1%
Other underwriting expense	8.4%	5.0%	8.9%	6.6%	9.4%	3.6%	(73.2%)	6.1%
Combined	61.0%	97.4%	76.6%	81.1%	57.5%	96.7%	277.0%	83.1%
See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

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Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Net premiums written	$105,581	142,549	119,226	137,654	$91,023
Net premiums earned	129,065	128,380	125,136	119,710	106,637

Net losses and LAE	46,133	43,396	43,242	62,627	41,024
Net acquisition expenses	17,603	18,549	16,264	15,935	15,122
Other underwriting expenses	9,726	12,086	10,582	10,028	12,245
Total underwriting expenses	73,462	74,031	70,088	88,590	68,391

Segment underwriting income	$55,603	54,349	55,048	31,120	$38,246

GAAP underwriting ratios:
Loss and LAE	35.7%	33.8%	34.6%	52.3%	38.5%
Acquisition expense	13.6%	14.4%	13.0%	13.3%	14.2%
Other underwriting expense	7.5%	9.4%	8.5%	8.4%	11.5%
Combined	56.8%	57.6%	56.1%	74.0%	64.2%

Statutory underwriting ratios:
Loss and LAE	35.7%	33.8%	34.6%	52.3%	38.5%
Acquisition expense	13.4%	14.2%	14.1%	12.9%	13.7%
Other underwriting expense	9.2%	8.5%	8.9%	7.3%	13.5%
Combined	58.3%	56.5%	57.6%	72.5%	65.7%
See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

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Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Net premiums written	$128,660	141,214	162,548	152,183	$173,725
Net premiums earned	166,054	153,938	163,845	154,019	191,173

Net losses and LAE	103,961	110,365	117,993	112,382	128,728
Net acquisition expenses	40,470	33,403	40,061	32,035	47,692
Other underwriting expenses	7,731	8,304	6,442	6,717	3,535
Total underwriting expenses	152,162	152,072	164,496	151,134	179,955

Segment underwriting income (loss)	$13,892	1,866	(651)	2,885	$11,218

GAAP underwriting ratios:
Loss and LAE	62.6%	71.7%	72.0%	73.0%	67.3%
Acquisition expense	24.4%	21.7%	24.5%	20.8%	24.9%
Other underwriting expense	4.7%	5.4%	3.9%	4.4%	1.8%
Combined	91.7%	98.8%	100.4%	98.2%	94.0%

Statutory underwriting ratios:
Loss and LAE	62.6%	71.7%	72.0%	73.0%	67.3%
Acquisition expense	24.7%	21.9%	23.3%	21.0%	25.3%
Other underwriting expense	6.0%	5.9%	4.0%	4.4%	2.0%
Combined	93.3%	99.5%	99.3%	98.4%	94.6%
See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

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Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Net premiums written	$6,794	8,369	5,949	9,080	$10,825
Net premiums earned	6,893	7,992	6,937	11,119	17,916

Net losses and LAE	(4,874)	10,162	3,196	6,904	5,184
Net acquisition expenses	5,865	(507)	502	150	2,824
Other underwriting expenses	702	367	593	1,034	452
Total underwriting expenses	1,693	10,022	4,291	8,088	8,460

Segment underwriting income (loss)	$5,200	(2,030)	2,646	3,031	$9,456

GAAP underwriting ratios:
Loss and LAE	(70.7%)	127.2%	46.1%	62.1%	28.9%
Acquisition expense	85.1%	(6.3%)	7.2%	1.3%	15.8%
Other underwriting expense	10.2%	4.6%	8.5%	9.3%	2.5%
Combined	24.6%	125.5%	61.8%	72.7%	47.2%

Statutory underwriting ratios:
Loss and LAE	(70.7%)	127.2%	46.1%	62.1%	28.9%
Acquisition expense	86.0%	(5.0%)	11.2%	2.8%	13.0%
Other underwriting expense	10.3%	4.4%	10.0%	11.4%	4.2%
Combined	25.6%	126.6%	67.3%	76.3%	46.1%
See Note on Non-GAAP Financial Measures on page 1.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

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Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Property and Marine
Excess-of-loss	$85,737	75,606	427,230	$318,260
Proportional	19,844	15,417	77,780	106,669
Subtotal Property and Marine	105,581	91,023	505,010	424,929
Casualty
Excess-of-loss	116,867	155,125	522,812	663,338
Proportional	11,793	18,600	61,793	94,337
Subtotal Casualty	128,660	173,725	584,605	757,675
Finite Risk
Excess-of-loss	6,865	9,374	26,140	50,220
Proportional	(71)	1,451	4,052	(56,211)
Subtotal Finite Risk	6,794	10,825	30,192	(5,991)
Combined Segments
Excess-of-loss	209,469	240,105	976,182	1,031,818
Proportional	31,566	35,468	143,625	144,795
Total	$241,035	275,573	1,119,807	$1,176,613

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Property and Marine
United States	$66,868	65,489	294,975	$275,870
International	38,713	25,534	210,035	149,059
Subtotal Property and Marine	105,581	91,023	505,010	424,929
Casualty
United States	114,912	160,627	510,552	686,278
International	13,748	13,098	74,053	71,397
Subtotal Casualty	128,660	173,725	584,605	757,675
Finite Risk
United States	6,794	16,133	29,932	(12,626)
International	-	(5,308)	260	6,635
Subtotal Finite Risk	6,794	10,825	30,192	(5,991)
Combined Segments
United States	188,574	242,249	835,459	949,522
International	52,461	33,324	284,348	227,091
Total	$241,035	275,573	1,119,807	$1,176,613

- 16 of 24 -

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2007			Three Months Ended December 31, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine
North American Property Proportional	$2,168	2,168	5,597	13,431	13,431	$11,310
North American Property Catastrophe	31,573	29,954	35,544	34,515	25,549	23,319
North American Property Risk	24,128	20,823	21,636	23,174	19,665	22,096
Other Property	14,328	14,328	14,658	6,843	6,843	5,859
Marine / Aviation Proportional	1,483	1,483	1,933	480	480	1,508
Marine / Aviation Excess	7,918	7,916	8,465	8,536	8,531	9,402
International Property Proportional	7,517	7,517	8,243	3,297	3,297	8,801
International Property Catastrophe	17,875	17,916	28,526	12,434	11,182	19,249
International Property Risk	3,476	3,476	4,463	2,045	2,045	5,093
Subtotal	110,466	105,581	129,065	104,755	91,023	106,637

Casualty
Clash	4,579	4,579	4,799	6,170	6,170	6,806
1st Dollar GL	7,322	7,322	7,918	9,115	9,115	9,566
1st Dollar Other	357	357	659	1,258	1,258	1,165
Casualty Excess	92,919	92,919	115,924	129,711	129,711	139,164
Accident & Health	6,282	6,008	9,592	11,661	11,663	13,431
International Casualty	8,125	8,125	10,318	7,880	7,880	12,868
International Motor	962	981	1,115	(981)	(981)	(786)
Financial Lines	8,369	8,369	15,729	8,909	8,909	8,959
Subtotal	128,915	128,660	166,054	173,723	173,725	191,173

Finite Risk
Finite Property	(118)	(118)	(118)	3,371	2,271	2,868
Finite Casualty	6,913	6,912	7,011	8,554	8,554	15,048
Finite Accident & Health	-	-	-	-	-	-
Subtotal	6,795	6,794	6,893	11,925	10,825	17,916

Total	$246,176	241,035	302,012	290,403	275,573	$315,726

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Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine
North American Property Proportional	$23,915	23,915	26,994	63,990	63,990	$70,337
North American Property Catastrophe	155,578	142,946	141,236	134,554	85,290	87,693
North American Property Risk	92,961	84,466	82,029	105,599	89,066	92,785
Other Property	45,179	45,179	43,960	39,910	37,524	38,900
Marine / Aviation Proportional	9,627	9,627	5,885	(151)	(151)	6,165
Marine / Aviation Excess	33,346	33,221	33,640	33,268	33,263	32,751
International Property Proportional	36,997	36,997	39,876	28,021	28,021	26,932
International Property Catastrophe	109,863	108,983	108,722	90,386	69,187	74,019
International Property Risk	19,676	19,676	19,949	18,739	18,739	19,377
Subtotal	527,142	505,010	502,291	514,316	424,929	448,959

Casualty
Clash	23,282	23,282	23,524	26,076	26,076	26,500
1st Dollar GL	21,373	21,373	28,828	42,479	42,479	45,523
1st Dollar Other	2,305	2,305	3,833	4,178	4,178	3,995
Casualty Excess	408,373	408,373	443,938	546,943	546,943	535,032
Accident & Health	44,555	44,227	45,462	46,604	46,513	62,267
International Casualty	42,862	42,862	46,008	43,083	43,083	45,354
International Motor	4,162	4,184	4,239	1,866	1,883	1,909
Financial Lines	37,999	37,999	42,024	46,520	46,520	43,761
Subtotal	584,911	584,605	637,856	757,749	757,675	764,341

Finite Risk
Finite Property	(1,860)	83	83	20,982	11,856	12,019
Finite Casualty	30,110	30,109	32,858	(18,238)	(18,238)	110,991
Finite Accident & Health	-	-	-	391	391	391
Subtotal	28,250	30,192	32,941	3,135	(5,991)	123,401

Total	$1,140,303	1,119,807	1,173,088	1,275,200	1,176,613	$1,336,701

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Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Key Ratios
Combined ratio (%)	75.3%	81.3%	80.8%	87.0%	81.3%
Invested assets to shareholders' equity ratio	2.23:1	2.20:1	2.22:1	2.26:1	2.28:1
Debt to total capital (%)	11.1%	12.8%	12.8%	13.1%	13.6%
Net premiums written (annualized) to shareholders' equity	0.48	0.58	0.58	0.62	0.59

Share Data
Book value per common share (a)	$34.04	$32.09	$30.35	$29.58	$28.33

Common shares outstanding (000's)	53,780	57,211	60,077	59,826	59,672

Market Price Per Common Share
High	$38.07	$36.39	$35.71	$32.76	$31.41
Low	33.90	31.02	31.63	29.81	29.51
Close	$35.56	$35.96	$34.75	$32.08	$30.94

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	154	155	153	155	160
See Note on Non-GAAP Financial Measures on page 1.
(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937

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Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	December 31, 2007		December 31, 2006
	Fair Market Value	Weighted Average Book Yield	Fair Market Value	Weighted Average Book Yield
Securities
U.S. Government	$96,753	4.6%	$153,794	4.4%
Corporate bonds	1,419,233	4.8%	1,527,211	4.5%
Mortgage-backed and asset-backed securities	1,388,242	5.2%	1,328,967	5.1%
Municipal bonds	282,961	3.3%	197,598	3.0%
Foreign governments and states	174,552	4.2%	127,075	3.9%
Total Fixed Maturities	3,361,741	4.8%	3,334,645	4.6%
Preferred Stocks	9,607	6.8%	10,772	5.1%
Total	$3,371,348	4.8%	$3,345,417	4.6%

	December 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,347,539	69.6%	$2,068,357	61.8%
Aa	503,698	14.9%	512,978	15.3%
A	393,104	11.7%	670,974	20.1%
Baa	127,007	3.8%	93,108	2.8%
Total	$3,371,348	100.0%	$3,345,417	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

- 20 of 24 -

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments - by Country
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Net Realized Capital Gains (Losses)
United States	$(113)	56	(330)	$76
United Kingdom	1	(14)	(551)	(16)
Bermuda	18	1,026	(1,734)	1,030
Total	$(94)	1,068	(2,615)	$1,090

- 21 of 24 -

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Twelve Months Ended December 31, 2007 (a)				Year Ended December 31, 2006 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$667,180	15,167	$652,013	99.5%	$752,093	31,504	$720,589	94.7%
Change in unpaid losses and LAE	(20,188)	(23,662)	3,474		26,743	(13,270)	40,013
Losses and LAE incurred	$646,992	(8,495)	$655,487		$778,836	18,234	$760,602

	Analysis of Unpaid Losses and LAE
	As of December 31, 2007				As of December 31, 2006
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$660,584	13,745	$646,839	27.6%	$719,847	21,597	$698,250	30.0%
Incurred but not reported	1,700,454	5,108	1,695,346	72.4%	1,648,635	20,658	1,627,977	70.0%
Unpaid losses and LAE	$2,361,038	18,853	$2,342,185	100.0%	$2,368,482	42,255	$2,326,227	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 12,743 and $ 259, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $17,749 and $190, respectively

- 22 of 24 -

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended December 31, 2007				Three Months Ended December 31, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$7,545	17,003	8,837	33,385	7,146	9,112	1,741	$17,999
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	(602)	361	(5,278)	(5,519)	(607)	(1,407)	17	(1,997)
Net favorable (unfavorable) development	6,943	17,364	3,559	27,866	6,539	7,705	1,758	16,002

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	115	(5)	-	110	3,600	-	5,564	9,164
Net premium adjustments related to loss development	326	-	-	326	35	-	(1,511)	(1,476)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	441	(5)	-	436	3,635	-	4,053	7,688

Total net favorable (unfavorable) development	$7,384	17,359	3,559	28,302	10,174	7,705	5,811	$23,690

	Twelve Months Ended December 31, 2007				Twelve Months Ended December 31, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$31,344	19,514	11,599	62,457	50,869	9,424	(4,179)	$56,114
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	(1,677)	4,912	(6,526)	(3,291)	(3,067)	318	464	(2,285)
Net favorable (unfavorable) development	29,667	24,426	5,073	59,166	47,802	9,742	(3,715)	53,829

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	17,164	(40)	1,585	18,709	3,448	-	1,184	4,632
Net premium adjustments related to loss development	(178)	-	109	(69)	(1,306)	-	(1,387)	(2,693)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	16,986	(40)	1,694	18,640	2,142	-	(203)	1,939

Total net favorable (unfavorable) development	$46,653	24,386	6,767	77,806	49,944	9,742	(3,918)	$55,768

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Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of December 31, 2007
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$205		204	410	381	480	$467
United States	Earthquake	119		119	342	300	432	411
Pan-European	Windstorm	173		167	358	331	420	390
Japan	Earthquake	13		13	127	127	280	280
Japan	Typhoon	$7		7	105	105	150	$150

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$14	-	44
Category 4 U.S. / Caribbean Hurricane		24	-	117
Magnitude 6.9 California Earthquake		1	-	19
Magnitude 7.5 California Earthquake		$4	-	100

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.

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